1 First Quarter 2023 Earnings Highlights April 27, 2023

2 Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements may appear throughout this presentation. These forward-looking statements are generally identified by the words “believes,” “expects,” “intends,” “anticipates,” “projects,” “future,” “confident,” “may,” “should,” “will,” “strategy,” “plan,” “opportunity,” “will be,” “will likely result,” “will continue” or similar references, or references to estimates, predictions or future events. Such forward-looking statements are based upon certain underlying assumptions, risks and uncertainties. Because of the possibility that the underlying assumptions are incorrect or do not materialize as expected in the future, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: interest rate risk, including the effects of recent rate increases by the Federal Reserve; fluctuations in the values of the securities held in our investment portfolio, including as a result of rising interest rates, which has resulted in unrealized losses in our portfolio; competitive pressures, including from non-bank competitors such as “fintech” companies and digital asset service providers; pricing pressures on loans and deposits; our ability to successfully manage liquidity risk; changes in credit and other risks posed by the Company’s loan portfolio, including declines in commercial or residential real estate values or changes in the allowance for loan losses dictated by new market conditions, accounting standards (including as a result of the implementation of the current expected credit loss (CECL) accounting standard) or regulatory requirements; the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; changes in local, national and international economic conditions, including rising rates of inflation; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at Silicon Valley Bank and Signature Bank that resulted in the failure of those institutions; changes in legal and regulatory requirements, limitations and costs including in response to the recent failures of Silicon Valley Bank and Signature Bank; changes in customers’ acceptance of the Company’s products and services; cyber-attacks; unexpected outcomes of existing or new litigation involving the Company; the monetary, trade and other regulatory policies of the U.S. government; acts of war or terrorism, including the Russian invasion of Ukraine, widespread disease or pandemics, such as the COVID-19 pandemic, or other adverse external events; risks related to climate change and the negative impact it may have on our customers and their business; developments and uncertainty related to the future use and availability of some reference rates, such as the expected discontinuation of the London Interbank Offered Rate and the development of other alternative reference rates; changes to U.S. tax laws, regulations and guidance; talent and labor shortages; the new 1% excise tax on stock buybacks by publicly traded companies; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current or future events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of West Bancorporation, Inc. after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. This presentation contains references to financial measures that are not defined in GAAP. Such non-GAAP financial measures include the Company’s presentation of net interest income and net interest margin on a fully taxable equivalent (FTE) basis and the presentation of the efficiency ratio on an adjusted and FTE basis, excluding certain income and expenses. Management believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company’s financial performance. These measures are considered standard measures of comparison within the banking industry. Additionally, management believes providing measures on a FTE basis enhances the comparability of income arising from taxable and nontaxable sources. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. These non-GAAP disclosures should not be considered an alternative to the Company’s GAAP results. This presentation includes reconciliations of non-GAAP financial measures to comparable GAAP financial measures. Disclaimers

3 1Q 2023 Financial Highlights (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” $26.26 NASDAQ: WTBA March 31, 2023 Closing Price: $18.27 1Q 2023 Price Range: 17.58 to $25.80 Cash Dividend Declared On April 26, 2023: $0.25 (payable on May 24, 2023) Annualized Dividend Yield: 5.47% Efficiency Ratio 1 55.34% ROA 0.88% NPAs/Assets 0.01% ROE 14.77% NIM 1 2.23% Diluted EPS $0.47 Net Income $7.8 million

4 • West Bancorporation, Inc. (the “Company”) is a publicly-traded financial holding company (NASDAQ: WTBA) established in 1984 whose sole subsidiary is West Bank, founded in 1893. • West Bank is headquartered in West Des Moines, Iowa and has 11 branches and commercial banking offices serving the greater Des Moines, Iowa area; eastern Iowa, which includes Iowa City and Coralville; and Southern Minnesota, which includes Rochester, Owatonna, Mankato, and St. Cloud, Minnesota. • Reliable, dividend paying community bank with $3.6 billion in assets focused on commercial banking. Our mission is to build strong relationships, build strong communities, and build upon our strong reputation to ensure our clients receive exceptional care, our communities receive outstanding support, and the loyalty of our employees and stockholders is rewarded. Mission Company Profile and Mission • One of the Company’s key competitive advantages is its client-centric approach to delivering strategic financial solutions to businesses, driven by the establishment of deep customer relationships and extensive experience in its markets. • First and foremost a community bank, West Bank has built a strong reputation for being responsive to local needs. West Bank employees place a high priority on community involvement, lending their time and talents to a long list of civic and community projects. • West Bank strives to be the best at all things that are most important to someone running their own business.

5 Experienced Executive Leadership David D. Nelson Director/Chief Executive Officer/President Joined West Bank in 2010 Years in Banking: 40 Prior to joining the Company Mr. Nelson was the President of Southeast Minnesota Business Banking and President of Wells Fargo Bank Rochester in Rochester, Minnesota. Harlee N. Olafson Chief Risk Officer/Executive Vice President Joined West Bank in 2010 Years in Banking: 45 Prior to joining the Company Mr. Olafson was the President of Southwest Minnesota Business Banking and President of Wells Fargo Bank Mankato in Mankato, Minnesota. Bradley P. Peters Executive Vice President West Bank Minnesota Group President Joined West Bank in 2019 Years in Banking: 38 Prior to joining the Company Mr. Peters was the Executive Vice President of Bremer Bank in Minnesota where he was responsible for new market expansion. Jane M. Funk Chief Financial Officer Executive Vice President/Treasurer Joined West Bank in 2014 Years in Banking & Public Accounting: 33 Ms. Funk has extensive experience in the community banking industry and public accounting. Brad L. Winterbottom Executive Vice President West Bank President Joined West Bank in 1992 Years in Banking: 43 Mr. Winterbottom has extensive experience in commercial lending and loan portfolio administration and knowledge of the Iowa business community. Todd A. Mather West Bank Chief Credit Officer Joined West Bank in 2019 Years in Banking: 27 Prior to joining West Bank, Mr. Mather spent 8 years at Bremer Bank in Minnesota as a Senior Credit Director and Group Senior Credit Manager.

6 Conservative Organic Growth with Successful Lift-Out Strategies 2010 2013 2016 2018 2019 2020 2022 2022 Began construction on new corporate headquarters in West Des Moines, Iowa. After being in the same leased space for fifty years, the new building is an opportunity to consolidate our corporate operations under one roof, and provide space for future growth and enhanced business development opportunities. Opened a newly constructed bank office building in St. Cloud, Minnesota and began construction on a bank office building in Mankato, Minnesota. Crossed $3 billion in total assets. Expanded into St. Cloud, Mankato and Owatonna, Minnesota with the same lift out strategy used in Rochester, Minnesota. Crossed $2 billion in total assets. Constructed a bank office building in Rochester, Minnesota. Entered the Rochester, Minnesota market by hiring experienced bankers who had existing strong relationships with local business owners and creating an advisory community board made up of local business owners and leaders. David Nelson joins West Bank as CEO.

7 Company Highlights – Commitment to Excellence West Bancorporation is a strong performing company in U.S. community banking, well-versed in providing commercial banking services, including loans and lines of credit and all types of deposit services, to small and medium-sized businesses in its Iowa and Minnesota markets. Established business model with a 131 year presence in the Des Moines metropolitan area Industry Recognition Proven credit culture with a history of strong asset quality results • In 2022, West Bancorporation, Inc. was named a Raymond James Community Bankers Cup winner for our 2021 financial performance. We had received this award for 8 out of 9 years. • S&P Global ranked West Bancorporation, Inc. as the #17 top performing large community bank in America in 2022 among banks with assets between $3 billion and $10 billion. • Seven consecutive quarter-ends with no loans greater than 30 days past due. There have been no loans greater than 90 days past due at any quarter end since 2014, with the exception of Q1 2021. • There were no loan charge-offs in Q1 2023. • Nonperforming assets at March 31, 2023 totaled $316 thousand, or 0.01% of total assets. • West Des Moines’ oldest business of any type. • Long track record of growth and stability coupled with attractive financial returns and dividend yield. • Conservative operating philosophy and expense management.

8 Company Highlights – Commitment to Excellence West Bank is a commercially-focused financial institution operating in high quality markets in Iowa and Minnesota led by a deep and experienced management team with skills developed internally and with other large regional banking institutions. Risk Management & Credit Culture Philanthropy Community Service Strategy • 31 high quality commercial bankers with an average of 22 years of commercial banking experience. • We live where we lend. We are a local lender to local customers. • We have a centralized committee structure that is agile and responsive to customer needs and an organizational structure that provides deep support of credit and administrative functions. • Business model highlighted by focus on risk management and consistent execution. • Superior talent with business expertise in building relationships. • Disciplined organic growth strategy with a track record of successful lift out strategies. • In 2022, our employees volunteered over 7,000 hours of community service. • In 2022, the West Bancorporation Foundation and West Bank provided over $700,000 in total philanthropic contributions to more than 225 organizations. • Risk management culture with robust processes and experienced credit personnel.

9 C & D, 12% 1-4 family, 3% Multi family, 13% CRE - OO, 12% CRE - NOO, 40% C & I, 19% Consumer and other, 1% Loan Mix as of 3/31/2023 Loans $2,450 $2,537 $2,580 $2,650 $2,745 $2,743 $2,756 1Q22 2Q22 3Q22 4Q22 1Q23 4Q22 1Q23 Loans ($ in millions) Period End Loan Yield % Average Balances 3.88% 3.95% 4.34% 4.63% 4.88% Quarterly Highlights • Loans increased $13.3 million in Q1 2023. • Quarterly average loans increased $95.7 million compared to Q4 2022 due to strong loan growth in December 2022. • Loan yields increased 25 bps in Q1 2023 compared to Q4 2022. • Rising market interest rates resulted in increasing rates on variable rate loans and higher interest rates on renewed and originated loans. • 28% of the loan portfolio are variable rate loans. • Commercial real estate loans are diversified among various sectors, including hotels, warehouses, medical, senior living, mixed use and office. • Commercial office lending makes up less than 7% of the total loan portfolio.

10 Noninterest bearing, 22% Interest bearing demand, 17% Savings and money market, 43% Time deposits, 10% Brokered deposits, 8% Deposit Mix as of 3/31/2023 Deposits $3,067 $3,003 $2,865 $2,902 2,847 $2,880 $2,798 1Q22 2Q22 3Q22 4Q22 1Q23 4Q22 1Q23 Deposits ($ in million) • Total deposits decreased $82.0 million in Q1 2023. • Brokered deposits decreased $38.5 million in Q1 2023. • West Bank participates in the IntraFi® ICS and CDARS reciprocal deposit network which enables depositors to receive FDIC insurance coverage on deposits otherwise exceeding the maximum insurable amount. • Estimated uninsured deposits, excluding deposits in the IntraFi reciprocal deposit network and public funds protected by state programs, were approximately 33% of total deposits. • Deposit costs increased 47 bps in Q1 2023 compared to Q4 2022. • Deposit rates have increased in response to increases in market rates, high short-term Treasury rates and significant deposit competition from financial institutions and brokerage firms. Period EndAverage Balances Deposit Rate % 0.37% 0.55% 1.16% 1.99% 2.46% Quarterly Highlights

11 Funding and Liquidity $2,353 $2,304 $2,148 $2,196 $2,195 $715 $698 $717 $705 $651 $198 $252 $361 $370 $521 $3,266 $3,254 $3,226 $3,271 $3,352 1Q22 2Q22 3Q22 4Q22 1Q23 Average borrowings Average noninterest-bearing deposits Average interest-bearing deposits Sources of LiquidityOverall Funding Costs Rise 0.52% 0.73% 1.45% 2.24% 2.76% Cost of liability funding ($ in thousands) Cash and cash equivalents $ 22,480 Unencumbered securities - AFS $350,105 FHLB borrowing availability $434,471 Fed Funds lines availability $ 35,000 Federal Reserve discount window availability $ 3,322 Federal Reserve Bank Term Funding Program availability $ 14,067 Total as of 3/31/2023 $859,445 ($ in millions) West Bank also maintains master brokered deposit agreements with two brokerage firms and access to one-way buy options with the IntraFi ICS and CDARS programs.

12 Credit Quality $(9) $439 $16 $(56) $(10) 1Q22 2Q22 3Q22 4Q22 1Q23 $8.9 $0.4 $0.4 $0.4 $0.4 1Q22 2Q22 3Q22 4Q22 1Q23 $8.8 $0.3 $0.3 $0.3 $0.3 1Q22 2Q22 3Q22 4Q22 1Q23 $27.6 $25.4 $25.4 $25.5 $25.5 1Q22 2Q22 3Q22 4Q22 1Q23 $2.4 ACL/Loans % Nonaccrual Loans ($ in millions) Net Charge-Offs (Recoveries) ($ in thousands) Substandard Loans ($ in millions) Allowance for Credit Losses ($ in millions) 1.11% 0.99% 0.97% 0.93% 1.01% $27.9 CECL Adoption Adjustment

13 Net Interest Income $23.8 $24.2 $23.0 $20.7 $18.7 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income ($ in millions) • Loan interest income increased $2.0 million. • Deposit interest expense increased $2.3 million. • Borrowed funds interest expense increased $1.7 million. • The changes in deposit and funding mix and rising rates had a negative impact on net interest margin that exceeded the benefits of higher loan and securities yields. • Fixed rate nature of loan portfolio results in lagging repricing compared to deposits. • Large balance client base is more sensitive to rising interest rates. • Estimated investment portfolio cash flows for the next 12 months is $53.6 million with a roll-off rate of 1.87% • Scheduled fixed rate loan maturities for the next 12 months is $100.3 million with a roll-off rate of 4.52%. Net Interest Margin % (1) 2.85% 2.93% 2.78% 2.49% 2.23% Net interest margin declined 26 bps in Q1 2023 (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” Net interest income decreased $2.0 million in Q1 2023 compared to Q4 2022

14 Noninterest Expense ($ in thousands) Noninterest Income & Expense • Q1 2023 included a gain on bank owned life insurance totaling $691 thousand. • Q3 2022 included loan swap fees totaling $835 thousand. $2,389 $2,278 $3,276 $2,265 $2,957 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest Income ($ in thousands) Noninterest Income Noninterest Expense (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” A lower ratio is more desirable. • Increase in efficiency ratio primarily due to a decrease in net interest income, driven by higher cost of deposits and borrowed funds. • Wage increases have been higher than recent historical averages in response to market conditions and competition in retaining and recruiting talent. • Full time equivalents have increased with growth in our commercial banking team and information technology department. • Occupancy and equipment has increased because of depreciation expense related to the new building in St. Cloud, Minnesota. $6,298 $6,410 $6,578 $6,552 $6,867 $1,086 $1,242 $1,315 $1,270 $1,327 $1,100 $1,148 $1,295 $1,191 $1,148 $2,178 $2,466 $2,270 $2,652 $2,729 $10,662 $11,266 $11,458 $11,665 $12,071 1Q22 2Q22 3Q22 4Q22 1Q23 40.14% 41.96% 43.16% 50.42% 55.34% Compensation and benefits Occupancy and equipment Data processing, software and technology Other Efficiency Ratio% (1)

15 Regulatory Capital Ratios 10.7% 12.5% 12.3% 12.1% 12.2%11.9% 13.6% 13.4% 13.1% 13.2% 1Q22 2Q22 3Q22 4Q22 1Q23 Tier 1 Capital Ratio Tier 1 Leverage RatioCommon Equity Tier 1 Ratio = Company = West Bank 9.8% 9.8% 9.7% 9.6% 9.5% 11.0% 12.8% 12.6% 12.3% 12.3% 1Q22 2Q22 3Q22 4Q22 1Q23 Total Risk Based Capital Ratio 9.2% 9.2% 9.1% 9.0% 8.9% 11.0% 12.8% 12.6% 12.3% 12.3% 1Q22 2Q22 3Q22 4Q22 1Q23 8.4% 8.6% 8.9% 8.8% 8.6% 9.4% 11.2% 11.5% 11.4% 11.1% 1Q22 2Q22 3Q22 4Q22 1Q23 10% 6.5% 8% 5% Note: Lines depict well capitalized levels.

16Appendix Appendix Non-GAAP Financial Measures (1) Computed on a tax-equivalent basis using a federal income tax rate of 21 percent, adjusted to reflect the effect of the nondeductible interest expense associated with owning tax-exempt securities and loans. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results, as it enhances the comparability of income arising from taxable and nontaxable sources. (2) The efficiency ratio expresses noninterest expense as a percent of fully taxable equivalent net interest income and noninterest income, excluding specific noninterest income and expenses. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the Company's financial performance. It is a standard measure of comparison within the banking industry. A lower ratio is more desirable.

17 Third Quarter 2022 Earnings Highlights October 27, 2022 West Bancorporation, Inc. Board of Directors Front: L to R: Lisa Elming, Steven Schuler, Rosemary Parson, Therese Vaughan, Douglas Gulling and George Milligan. Back L to R: Steven Gaer, Sean McMurray, James Noyce (Chair), David Nelson, Michael Gerdin, Patrick Donovan and Philip Jason Worth Appendix